UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Tamboran Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 01, Level 39, Tower One, International Towers Sydney

100 Barangaroo Avenue, Barangaroo NSW 2000

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 30, 2026, the Tamboran (Beetaloo) Pty Limited (“Tamboran Limited”), a subsidiary of Tamboran Resources Corporation (the “Company”), entered into a Farm-In Agreement (the “Farm-In Agreement”) with Daly Waters Energy, LP (“DWE”). Under the terms of the Farm-In Agreement, the Company will farm down approximately 10,000 acres of its working interest across the Shenandoah North Pilot Area, the Shenandoah South Pilot Area and the Beetaloo Central Development Area (the “BCD Area”) to DWE. The Farm-In Agreement provides for a staged earn-in, up to approximately US$28.5 million, subject to structured off-ramp provisions, which include a milestone carry right granted to Tamboran Limited.

The Farm-In Agreement was made pursuant to DWE’s joint venture with INPEX Corporation (“INPEX”) and is over the same acreage as covered by the joint venture. Royalties attributed to the net working interests farmed into by the Farm-In Agreement in the Shenandoah North Pilot Area, the Shenandoah South Pilot Area and the BCD Area, as applicable, will be the relevant Falcon Oil & Gas Australia Limited (“FOGA”) royalties apportioned on a pro-rata basis. The completion of the transaction under the Farm-In Agreement is contingent upon Tamboran Limited receiving a 98.1% interest in FOGA, as part of a Plan of Arrangement between the Company and Falcon Oil & Gas Limited, and is subject to certain conditions precedent in the farm-in between DWE and INPEX along with closure of the Company’s acquisition with Falcon Oil & Gas Ltd.

On March 31, 2026, the Company issued a press release (the “Press Release”) announcing the execution of the Farm-In Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of March 31, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: April 3, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer